                                                                  Exhibit 23(b)

                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-51989) pertaining to the Minnesota Power and Affiliated Companies Employee Stock Purchase Plan of our report dated February 9, 1995 (except Note 14, as to which the date is February 23, 1995), with respect to the consolidated financial statements of ADESA Corporation, which were included in Minnesota Power & Light Company's Current Report on Form 8-K dated July 12, 1995, and of our report dated January 17, 1996 (except Note 13, as to which the date is January 19, 1996), with respect to the consolidated financial statements of ADESA Corporation (not presented separately therein), included in the consolidated financial statements of Minnesota Power & Light Company that are included in Minnesota Power & Light Company's Current Report on Form 8-K, dated February 16, 1996.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-32033) pertaining to the Minnesota Power and Affiliated Companies Supplemental Retirement Plan of our report dated February 9, 1995 (except Note 14, as to which the date is February 23, 1995), with respect to the consolidated financial statements of ADESA Corporation, which were included in Minnesota Power & Light Company's Current Report on Form 8-K dated July 12, 1995, and of our report dated January 17, 1996 (except Note 13, as to which the date is January 19, 1996), with respect to the consolidated
financial  statements of ADESA  Corporation  (not  presented   separately
therein), included in the consolidated financial statements of Minnesota Power & Light Company that are included in Minnesota Power & Light Company's Current Report on Form 8-K, dated February 16, 1996.

We also consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-51941) of the Minnesota Power & Light Company and in the related Prospectus of our report dated February 9, 1995 (except Note 14, as to which the date is February 23, 1995), with respect to the consolidated financial statements of ADESA Corporation, which were included in Minnesota Power & Light Company's Current Report on Form 8-K dated July 12, 1995, and of our report dated January 17, 1996 (except Note 13, as to which the date is January 19, 1996), with respect to the consolidated financial statements of ADESA Corporation (not presented separately therein), included in the consolidated financial statements of Minnesota Power & Light Company that are included in Minnesota Power & Light Company's Current Report on Form 8-K, dated February 16, 1996.

We also consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-50143) of the Minnesota Power & Light Company and in the related Prospectus of our report dated February 9, 1995 (except Note 14, as to which the date is February 23, 1995), with respect to the consolidated financial statements of ADESA Corporation, which were included in Minnesota Power & Light Company's Current Report on Form 8-K dated July 12, 1995, and of our report dated January 17, 1996 (except Note 13, as to which the date is January 19, 1996), with respect to the consolidated financial statements of ADESA Corporation (not presented separately therein), included in the consolidated financial statements of Minnesota Power & Light Company that are included in Minnesota Power & Light Company's Current Report on Form 8-K, dated February 16, 1996.

We also consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-56134) of the Minnesota Power & Light Company and in the related Prospectus of our report dated February 9, 1995 (except Note 14, as to which the date is February 23, 1995), with respect to the consolidated financial statements of ADESA Corporation, which were included in Minnesota Power & Light Company's Current Report on Form 8-K dated July 12, 1995, and of our report dated January 17, 1996 (except Note 13, as to which the date is January 19, 1996), with respect to the consolidated financial statements of ADESA Corporation (not presented separately therein), included in the consolidated financial statements of Minnesota Power & Light Company that are included in Minnesota Power & Light Company's Current Report on Form 8-K, dated February 16, 1996.

We also consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-55240) of the Minnesota Power & Light Company and in the related Prospectus of our report dated February 9, 1995 (except Note 14, as to which the date is February 23, 1995), with respect to the consolidated financial statements of ADESA Corporation, which were included in Minnesota Power & Light Company's Current Report on Form 8-K dated July 12, 1995, and of our report dated January 17, 1996 (except Note 13, as to which the date is January 19, 1996), with respect to the consolidated financial statements of ADESA Corporation (not presented separately therein), included in the consolidated financial statements of Minnesota Power & Light Company that are included in Minnesota Power & Light Company's Current Report on Form 8-K, dated February 16, 1996.

We also consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-45551) of the Minnesota Power & Light Company and in the related Prospectus of our report dated February 9, 1995 (except Note 14, as to which the date is February 23, 1995), with respect to the consolidated financial statements of ADESA Corporation, which were included in Minnesota Power & Light Company's Current Report on Form 8-K dated July 12, 1995, and of our report dated January 17, 1996 (except Note 13, as to which the date is January 19, 1996), with respect to the consolidated financial statements of ADESA Corporation (not presented separately therein), included in the consolidated financial statements of Minnesota Power & Light Company that are included in Minnesota Power & Light Company's Current Report on Form 8-K, dated February 16, 1996.


Ernst & Young LLP

ERNST & YOUNG LLP
Indianapolis, Indiana
February 16, 1996